Exhibit 10.9

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 15, 2011 (the “First Loan Modification Effective Date”), by and between (i) SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and (ii) GLOBAL TELECOM & TECHNOLOGY, INC., a Delaware corporation (“GTTI”), GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC., a Virginia corporation (“GTTA”), each with offices located at 8484 Westpark Drive, Suite 720, McLean, Virginia 22102, PACKETEXCHANGE (USA), INC., a Delaware corporation (“PEUSA”), PACKETEXCHANGE, INC., a Delaware corporation (“PEINC”) and WBS CONNECT, LLC, a Colorado limited liability company with offices located at 8400 E. Crescent Parkway, Suite 600, Greenwood Village, Colorado 80111 (“WBS”, and together with GTTI, GTTA, PEINC and PEUSA, individually and collectively, jointly and severally, the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of June 29, 2011, evidenced by, among other documents, a certain Loan and Security Agreement dated as of June 29, 2011, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by (a) the Collateral as described in the Loan Agreement and (b) the Intellectual Property Collateral as defined in each Intellectual Property Security Agreement between each Borrower and Bank (each, as amended, an “IP Agreement”) (together with any other collateral security granted to Bank, the “Security Documents”)

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the text appearing as Sections 2.1.2, 2.1.3 and 2.1.4, and inserting in lieu thereof the following:

“2.1.2 [Reserved.]

2.1.3 [Reserved.]

2.1.4 [Reserved.]”

2	The Loan Agreement shall be amended by deleting the following text appearing as Section 2.2 thereof:

“2.2 Overadvances. If, at any time, the sum of (a) the outstanding principal amount of any Advances (including any amounts used for Cash Management Services); plus (b) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve); plus (c) the FX Reduction Amount exceeds the lesser of either the Revolving Line or the Borrowing Base (such excess amount being an “Overadvance”), Borrower shall immediately pay to Bank in cash such Overadvance. Without limiting Borrower’s obligation to repay Bank any amount of the Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.”

and inserting in lieu thereof the following:

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Exhibit 10.9

“2.2 Overadvances. If, at any time, the sum of the outstanding principal amount of any Advances exceeds the lesser of either the Revolving Line or the Borrowing Base (such excess amount being an “Overadvance”), Borrower shall immediately pay to Bank in cash such Overadvance. Without limiting Borrower’s obligation to repay Bank any amount of the Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.”

3	The Loan Agreement shall be amended by deleting the following text appearing as Section 2.4(c) thereof:

“(c) Letter of Credit Fee. Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit, upon the issuance of such Letter of Credit, each anniversary of the issuance during the term of such Letter of Credit, and upon the renewal of such Letter of Credit by Bank;”

and inserting in lieu thereof the following:

“(c) [Reserved];”

4	The Loan Agreement shall be amended by deleting the following text appearing as Section 3.4 thereof:

“3.4 Procedures for Borrowing; Advances. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance (other than Advances under Sections 2.1.2 or 2.1.4), Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 3:00 p.m. Eastern time on the Funding Date of the Advance. Together with any such electronic or facsimile notification, Borrower shall deliver to Bank by electronic mail or facsimile a completed Transaction Report executed by a Responsible Officer or his or her designee. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Bank shall credit Advances to the Designated Deposit Account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due.”

and inserting in lieu thereof the following:

“3.4 Procedures for Borrowing; Advances. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance, Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 3:00 p.m. Eastern time on the Funding Date of the Advance. Together with any such electronic or facsimile notification, Borrower shall deliver to Bank by electronic mail or facsimile a completed Transaction Report executed by a Responsible Officer or his or her designee. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Bank shall credit Advances to the Designated Deposit Account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due.”

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Exhibit 10.9

5	The Loan Agreement shall be amended by deleting the following text appearing as Section 4.1 thereof:

“4.1 Grant of Security Interest. Each Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations (including, without limitation, Obligations arising under the European Loan Agreement), a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.”

and inserting in lieu thereof the following:

“4.1 Grant of Security Interest. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.

Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank. Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that expressly have superior priority to Bank’s Lien in this Agreement).

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are satisfied in full, and at such time, Bank shall, at Borrower’s sole cost and expense, terminate its security interest in the Collateral and all rights therein shall revert to Borrower. In the event (a) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (b) this Agreement is terminated, Bank shall terminate the security interest granted herein upon Borrower providing cash collateral acceptable to Bank in its good faith business judgment for Bank Services, if any. In the event such Bank Services consist of outstanding Letters of Credit, Borrower shall provide to Bank cash collateral in an amount equal to 105% (110% if such letters of credit is denominated in a currency other than Dollars), of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit.”

6	The Loan Agreement shall be amended by deleting the following text appearing in Section 4.2 thereof:

“If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate liabilities, but including, without limitation, Obligations arising under the European Loan Agreement) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate liabilities, but including, without limitation, Obligations arising under the European Loan Agreement) and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall, at Borrower’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to Borrower.”

7	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9(a) thereof:

“(a) Liquidity. GTTI and its direct and indirect Domestic Subsidiaries shall at all times maintain unrestricted domestic cash at Bank plus the unused availability under the Borrowing Base (the “Minimum Liquidity”) of at least the amounts indicated below for the periods indicated below:

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Exhibit 10.9

Period	Minimum Liquidity

Effective Date through and including July 31, 2011	$3,000,000

August 1, 2011 through and including September 30, 2011	$3,500,000

October 1, 2011 through and including April 30, 2012	$4,500,000

May 1, 2012 through and including August 31, 2012	$5,000,000

September 1, 2012 and at all times thereafter	$5,500,000”

and inserting in lieu thereof the following:

“(a) Liquidity. GTTI and its direct and indirect Domestic Subsidiaries shall at all times maintain unrestricted domestic cash at Bank plus the unused availability under the Borrowing Base (the “Minimum Liquidity”) of at least the amounts indicated below for the periods indicated below:

Period	Minimum Liquidity

Effective Date through and including July 31, 2011	$3,000,000

August 1, 2011 through and including September 30, 2011	$3,500,000

October 1, 2011 through and including February 29, 2012	$3,250,000

March 1, 2012 through and including August 31, 2012	$4,000,000

September 1, 2012 through and including November 30, 2012	$4,500,000

December 1, 2012 through and including February 28, 2013	$5,000,000

March 1, 2013 and at all times thereafter	$5,500,000”

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Exhibit 10.9

8	The Loan Agreement shall be amended by deleting the following clauses (c) and (d) from Section 9.1 thereof:

“(c) demand that Borrower (i) deposit cash with Bank in an amount equal to (i) 105% if the Letter of Credit is denominated in U.S. Dollars, or (ii) 110% if the Letter of Credit is denominated in a currency other than U.S. Dollars, of the Dollar Equivalent of the aggregate face amount of all Letters of Credit remaining undrawn plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit; provided, however, if an Event of Default described in Section 8.5 occurs, the obligation of Borrower to cash collateralize all Letters of Credit remaining undrawn shall automatically become effective without any action by Bank;

(d) terminate any FX Forward Contracts;”

and inserting in lieu thereof the following:

“(c) demand that Borrower (i) deposit cash with Bank in an amount equal to (i) 105% if the letter of credit is denominated in U.S. Dollars, or (ii) 110% if the letter of credit is denominated in a currency other than U.S. Dollars, of the Dollar Equivalent of the aggregate face amount of all letters of credit remaining undrawn plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such letters of credit, as collateral security for the repayment of any future drawings under such letters of credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any letters of credit; provided, however, if an Event of Default described in Section 8.5 occurs, the obligation of Borrower to cash collateralize all letters of credit remaining undrawn shall automatically become effective without any action by Bank;

(d) terminate any foreign exchange forward contracts;”

9	The Loan Agreement shall be amended by deleting the following text appearing as Section 12.9 thereof:

“12.9 Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied. The obligation of Borrower in Section 12.3 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.”

and inserting in lieu thereof the following:

“12.9 Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied. Without limiting the foregoing, except as otherwise provided in Section 4.1, the grant of security interest by Borrower in Section 4.1 shall survive until the termination of all Bank Services Agreements. The obligation of Borrower in Section 12.3 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.”

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Exhibit 10.9

10	The Loan Agreement shall be amended by inserting the following definitions, each in its appropriate alphabetical order, in Section 13.1 thereof:

““Bank Services” are any products and/or credit services facilities provided to Borrower by Bank, including, without limitation, all letters of credit, guidance facilities, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards and check cashing services) and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).

“First Loan Modification Effective Date” is December , 2011.”

11	The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

““Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit plus an amount equal to the Letter of Credit Reserve), minus (c) the FX Reduction Amount, minus (d) any amounts used for Cash Management Services, and minus (e) the outstanding principal balance of any Advances.

“Credit Extension” is any Advance, Letter of Credit, Term Loan, FX Forward Contract, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.

“Loan Documents” are, collectively, this Agreement, the European Loan Agreement, each Guaranty, each Security Agreement, each Perfection Certificate, each IP Agreement, the Stock Pledge Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower, any Guarantor and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

“Reserves” means, as of any date of determination, such amounts as Bank may, after consultation with Borrower, from time to time establish and revise in good faith reducing the amount of Advances, Letters of Credit and other financial accommodations which would otherwise be available to Borrower under the lending formulas: (a) to reflect events, conditions, contingencies or risks which, as determined by Bank in good faith, do or may have a material adverse affect on (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets or business of Borrower or any guarantor, or (iii) the security interests and other rights of Bank in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Bank’s good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any guarantor to Bank is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Bank determines in good faith reasonable business judgment constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.”

and inserting in lieu thereof the following:

““Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the outstanding principal balance of any Advances.

“Credit Extension” is any Advance, letter of credit, Term Loan, foreign exchange forward contract, amount utilized for cash management services, or any other extension of credit by Bank for Borrower’s benefit.

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Exhibit 10.9

“Loan Documents” are, collectively, this Agreement, the European Loan Agreement, any Bank Services Agreement, each Guaranty, each Security Agreement, each Perfection Certificate, each IP Agreement, the Stock Pledge Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower, any Guarantor and/or for the benefit of Bank in connection with this Agreement and/or Bank Services, all as amended, restated, or otherwise modified.

“Reserves” means, as of any date of determination, such amounts as Bank may, after consultation with Borrower, from time to time establish and revise in good faith reducing the amount of Advances, letters of credit and other financial accommodations which would otherwise be available to Borrower under the lending formulas: (a) to reflect events, conditions, contingencies or risks which, as determined by Bank in good faith, do or may have a material adverse affect on (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets or business of Borrower or any guarantor, or (iii) the security interests and other rights of Bank in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Bank’s good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any guarantor to Bank is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Bank determines in good faith reasonable business judgment constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.”

12	The Loan Agreement shall be amended by deleting the following definitions from Section 13.1 thereof:

““Cash Management Services” is defined in Section 2.1.4.

“FX Forward Contract” is defined in Section 2.1.3.

“FX Reserve” is defined in Section 2.1.3.

“FX Reduction Amount” is defined in Section 2.1.3.

“Letter of Credit” means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.1.2.

“Letter of Credit Application” is defined in Section 2.1.2(b).

“Letter of Credit Reserve” has the meaning set forth in Section 2.1.2(e).”

13	The Compliance Certificate attached as Exhibit B to the Loan Agreement is hereby deleted and shall be replaced with Exhibit A attached hereto.

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Exhibit 10.9

4. CONDITIONS PRECEDENT. As a condition precedent to the effectiveness of this Loan Modification Agreement and the Bank’s obligation to make further Advances under the Revolving Line, the Bank shall have received the following documents prior to or concurrently with this Agreement, each in form and substance satisfactory to the Bank:

A.	Copies, certified by a duly authorized officer of each Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of each Borrower, respectively, as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of each Borrower, respectively, authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and each Borrower’s respective performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

B.	Updated evidence of insurance;

C.	A fully executed copy of Acknowledgment, Amendment and Reaffirmation of Intercreditor and Subordination Agreement with BIA; and

D.	Such other documents as Bank may reasonably request.

5. FEES. Borrower shall pay to Bank a Revolving Line modification fee equal to Two Thousand Five Hundred Dollars ($2,500) plus a Term Loan modification fee equal to Two Thousand Five Hundred Dollars ($2,500), each of which fees shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

6. RATIFICATION OF IP AGREEMENTS. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of each IP Agreement, and acknowledges, confirms and agrees that each respective IP Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in each such IP Agreement as otherwise supplemented by the Loan Agreement and any Perfection Certificate related thereto, shall remain in full force and effect. Notwithstanding the terms and conditions of each IP Agreement, the Borrower shall not register any Copyrights or Mask Works in the United States Copyright Office unless it: (i) has given at least fifteen (15) days’ prior-written notice to Bank of its intent to register such Copyrights or Mask Works and has provided Bank with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (ii) executes a security agreement or such other documents as Bank may reasonably request in order to maintain the perfection and priority of Bank’s security interest in the Copyrights proposed to be registered with the United States Copyright Office; and (iii) records such security documents with the United States Copyright Office contemporaneously with filing the Copyright application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the Copyright application(s) filed with the United States Copyright Office, together with evidence of the recording of the security documents necessary for Bank to maintain the perfection and priority of its security interest in such Copyrights or Mask Works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent Trademark Office for a patent or to register a trademark or service mark within fifteen (15) days of any such filing.

7. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower is not a party to, nor is bound by, any license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with the Bank’s right to sell any Collateral. Borrower shall provide written notice to Bank within ten (10) days of entering or becoming bound by any such license or agreement (other than over-the-counter software that is commercially available to the public). Borrower shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (x) all such licenses or contract rights to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement (such consent or authorization may include a licensor’s agreement to a contingent assignment of the license to Bank if Bank determines that is necessary in its good faith judgment), whether now existing or entered into in the future, and (y) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under the Loan Agreement and the other Loan Documents. In addition, the Borrower hereby certifies that no Collateral with a value greater than Twenty-Five Thousand Dollars ($25,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Twenty-Five Thousand Dollars ($25,000), in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate, dated as of June 29, 2011, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate remain true and correct in all material respects as of the date hereof.

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Exhibit 10.9

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to waive the Existing Defaults pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future waivers or any other modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference.

13. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

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Exhibit 10.9

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first above written.

BORROWER:

GLOBAL TELECOM & TECHNOLOGY, INC.	GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC.

By	By
Name: Eric A. Swank	Name: Eric A. Swank
Title: CFO	Title: CFO

PACKETEXCHANGE, INC.	WBS CONNECT, LLC

By	By
Name: Eric A. Swank	Name: Eric A. Swank
Title: Director	Title: CFO of Managing Member

PACKETEXCHANGE (USA), INC.

By
Name: Eric A. Swank
Title: Director

BANK:

SILICON VALLEY BANK

By
Name:
Title:

The undersigned, Eric Swank of GTT Global Telecom Government Services, LLC, a Virginia limited liability company and wholly owned Subsidiary of GTTA, ratifies, confirms and reaffirms, all and singular, the terms and conditions of (i) a certain Amended and Restated Unconditional Guaranty dated as of June 29, 2011 (the “Guaranty”) and (ii) a certain Amended and Restated Security Agreement dated as of June 29, 2011 (the “Security Agreement”) and acknowledges, confirms and agrees that the Guaranty and the Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

By
Name:	Eric A. Swank
Title:	CFO of Sole Member

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Exhibit 10.9

The undersigned, Eric Swank of TEK Channel consulting, LLC, a Colorado limited liability company and wholly owned Subsidiary of GTTA, ratifies, confirms and reaffirms, all and singular, the terms and conditions of (i) a certain Amended and Restated Unconditional Guaranty dated as of June 29, 2011 (the “Guaranty”) and (ii) a certain Amended and Restated Security Agreement dated as of June 29, 2011 (the “Security Agreement”) and acknowledges, confirms and agrees that the Guaranty and the Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

By
Name:	Eric A. Swank
Title:	CFO of Managing Member

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Exhibit 10.9

Exhibit B

SILICON VALLEY BANK	Date:
FROM: GLOBAL TELECOM & TECHNOLOGY, INC. et al.

The undersigned authorized officer of Global Telecom and Technology, Inc. ( a “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) each Borrower, and each of its respective Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state, national and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against any Borrower or any of its respective Subsidiaries, if any, relating to unpaid employee payroll or benefits of which any Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly consolidated unaudited financial statements
of (w)  GTTI and its direct and indirect Subsidiaries;
(x) monthly consolidated unaudited financial statements of GTTI and its direct and indirect Domestic Subsidiaries;
(y) monthly consolidated unaudited financial statements of EMEA and its direct and indirect Subsidiaries; and
(z) monthly consolidating unaudited financial statements
for GTTI and its direct and indirect Subsidiaries with a Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within150 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings, Deferred Revenue report	Monthly within 20 days (current as of the 15th day of the immediately preceding month)	Yes No
Transaction Reports	Monthly within 20 days (current as of the 15th day of the immediately preceding month)and with each request for a Credit Extension	Yes No
Projections	FYE within 45 days and as amended or updated	Yes No

The following Intellectual Property was registered and/or the following Governmental Approvals were obtained after the delivery of the last Compliance Certificate (if no registrations or approvals, state “None”)

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Exhibit 10.9

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Liquidity (certified monthly)	*	$_______	Yes No
Minimum Fixed Charge Coverage Ratio (tested quarterly, on a T3M basis	1.50:1.00	_____:1.0	Yes No
Leverage Ratio	**	_____:1.0	Yes No

*	See Section 6.9(a) of the Loan Agreement
**	See Section 6.9(c) of the Loan Agreement

Performance Pricing		Applies

Senior Leverage Ratio < 2.00:1.00	Prime + 2.75%	Yes No
Senior Leverage Ratio > 2.00:1.00	Prime + 3.75%	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

GLOBAL TELECOM & TECHNOLOGY, INC. et al.	BANK USE ONLY

Received by:
authorized signer
By:
Name:	Date:
Title:
Verified:
authorized signer
Date:

Compliance Status:	Yes No

13

Exhibit 10.9

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated: ____________________

I.      Liquidity (Section 6.9(a))

Required: GTTI and its direct and indirect Domestic Subsidiaries shall at all times maintain unrestricted domestic cash at Bank plus the unused availability under the Borrowing Base (the “Minimum Liquidity”) of at least the amounts indicated below for the periods indicated below:

Period	Minimum Liquidity

Effective Date through and including July 31, 2011	$3,000,000

August 1, 2011 through and including September 30, 2011	$3,500,000

October 1, 2011 through and including February 29, 2012	$3,250,000

March 1, 2012 through and including August 31, 2012	$4,000,000

September 1, 2012 through and including November 30, 2012	$4,500,000

December 1, 2012 through and including February 28, 2013	$5,000,000

March 1, 2013 and at all times thereafter	$5,500,000

Actual:

A.	Aggregate value of the unrestricted cash at Bank of GTTI and its direct and indirect Domestic	$
Subsidiaries
B.	Aggregate value of the unused availability under the Borrowing Base	$

C.	LIQUIDITY (line A plus line B)	$

Is line C equal to or greater than $[                                                       ]?

No, not in compliance	Yes, in compliance

14

Exhibit 10.9

II.           Fixed Charge Coverage Ratio. (Section 6.9(b))

Required: On a quarterly basis, as of the last day of each fiscal quarter of the Borrower, measured on a trailing three month basis, GTTI and its Domestic Subsidiaries shall maintain a ratio of (i) Cash Basis EBITDA for such period divided by (ii) Fixed Charges of at least 1.50:1.00.

Actual: All amounts measured on a trailing three month basis:

A.	EBITDA	$

B.	Unfinanced Capital Expenditures	$

C.	Non-recurring cash expenses related to the PEX Acquisition approved by Bank, in its reasonable discretion, on a case-by-case basis	$

D.	CASH BASIS EBITDA (line A minus line B plus line C)	$

E.	Fixed Charges	$

F.	FIXED CHARGE COVERAGE RATIO (line D divided by line E, expressed as a ratio)	__________:1.00

Is line F equal to or greater than 1.50:1:00?

No, not in compliance	Yes, in compliance

1

Exhibit 10.9

1.           III.           Leverage Ratio. (Section 6.9(c))

Required: On a quarterly basis, as of the last day of each of the following fiscal quarters of Borrower, GTTI and its direct and indirect Subsidiaries shall maintain a ratio (the “Leverage Ratio”) of (i) total Indebtedness of Borrower and its respective Subsidiaries (excluding the PEX Earn-out) divided by (ii) trailing four (4) quarters Free Cash Flow, not to exceed the following:

Quarterly Period Ending	Maximum Leverage Ratio

June 30, 2011	4.75:1.00

September 30, 2011	4.25:1.00

December 31, 2011	3.50:1.00

March 31, 2012	3.00:1.00

June 30, 2012	2.75:1.00

September 30, 2012, and as of the last day of each quarterly period ending thereafter	2.50:1.00

Actual:

A.	Total Indebtedness of Borrower and its respective Subsidiaries (excluding the PEX Earn-out)	$

B.	CASH BASIS EBITDA (from line II.D above)	$

C.	Taxed actually paid in cash	$

D.	FREE CASH FLOW (line B minus line C)	$

E.	MAXIMUM LEVERAGE RATIO (line A divided by line D)	________:1.00

Is line E equal to or greater than 1:00?

No, not in compliance	Yes, in compliance

2.

2